UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2013

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-32944	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On January 11, 2013, PPL Energy Supply, LLC (“PPL Energy Supply”) issued a press release announcing that it had filed with the Securities and Exchange Commission a registration statement on Form S-4 relating to an offer to exchange up to all but not less than a majority in aggregate principal amount of 8.857% Senior Secured Bonds due 2025 of its wholly owned subsidiary PPL Ironwood, LLC (CUSIP No. 00103XAC7) (the “Ironwood Bonds”), together with consents of the holders of the Ironwood Bonds to certain amendments to the indenture and certain other documents governing the Ironwood Bonds, for 4.60% Senior Notes due 2021 of PPL Energy Supply.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

A copy of the press release referred to above is filed as Exhibit 99.1 hereto.

(d)	Exhibits

	99.1 -	Press release, dated January 11, 2013, announcing commencement of an exchange offer and consent solicitation by PPL Energy Supply, LLC for not less than a majority of and up to all of the outstanding 8.857% Senior Secured Bonds of PPL Ironwood, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Mark F. Wilten
Mark F. Wilten Vice President - Finance and Treasurer

PPL ENERGY SUPPLY, LLC

By:	/s/ Mark F. Wilten
Mark F. Wilten Vice President and Treasurer

Dated: January 11, 2013